Investor Presentation November 2013 Exhibit 99.1

Legal Disclaimer

ABOUT FORWARD-LOOKING STATEMENTS:
This presentation may contain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of
1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential,"
"continue," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the presentation include, without limitation, forecasts of growth, revenues, business activity, adjusted EBITDA and pipeline expansion, and future benefits from UMO cost reductions, statements regarding possible divestitures, timing of such divestitures, acquisitions, financings and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses; uncertainties in evaluating goodwill and long-lived assets for potential impairment; potential financial impact of litigation;
whether certain markets grow as anticipated; pricing pressures; risks associated with our indebtedness; low oil and or natural gas prices; changes in customer drilling activities and capital expenditure plans; shifts in production into shale areas in which we currently do not have operations; control of costs and expenses; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as the Company's other reports filed with the United States Securities and Exchange Commission, which are available at http://www.sec.gov/ as well as the Company's web site at
http://nuverra.com/. As a result of the foregoing considerations and the other limitations of non-GAAP measures described elsewhere herein, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
ABOUT NON-GAAP FINANCIAL MEASURES:
This presentation contains non-GAAP financial measures as defined by the rules and regulations of the United States Securities and Exchange Commission. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations or balance sheets of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures are included in the attached financial tables.
These non-GAAP financial measures are provided because management of the Company uses these financial measures in maintaining and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Management believes that excluding items such as acquisition expenses, amortization of intangible assets, stock-based compensation, asset impairments, restructuring charges and other non-recurring charges, among other items that are inconsistent in amount and frequency (as with acquisition expenses), or determined pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-
GAAP financial measures facilitates a more meaningful evaluation of the Company’s current operating performance and comparisons to the past and future operating performance. The Company believes that providing non-GAAP financial measures such as EBITDA, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per share, and operating working capital, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by the Company’s management in its financial and operational decision-making. These non-GAAP measures should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP.

We put our energy behind sustainability.™
Innovative Environmental Solutions
•
Reduce environmental footprint
•
Recycle natural resources
•
Develop beneficial use of waste streams
•
Provide responsible disposal

1
2
3
4
5
6
7
8
9
Corporate Headquarters
Shale Solutions
Liquids-Rich Areas
Gas-Rich Areas
Headquarters
Facility Locations
Industrial Solutions
Coverage Area
Headquarters
Antifreeze Manufacturing and Operating Plant
Facility Locations

Bakken Region
1. Bakken Shale

Marcellus / Utica Region
2. Marcellus Shale
3. Utica Shale

Mid-Continent Region
4. Mississippian Lime Shale
5. Barnett Shale
6. Woodford Shale

South and West Texas Region
7. Eagleford Shale
8. Permian Shale

Haynesville Region
9. Haynesville Shale

Nuverra Environmental Solutions

National Operating Platform

Shale Solutions – provides environmental
solutions for the shale oil and natural
gas end market.
Industrial Solutions - provides environmental
solutions for the retail, automotive and
manufacturing end market.

Solutions

Assets

Nuverra
Environmental Solutions

Our Strategy: Full Cycle Environmental Solutions
•
Approximately 1,300 trucks
•
Approximately 5,600 tanks
•
Approximately 170 rail cars
•
50 miles of freshwater delivery pipeline
•
50 miles of produced water collection pipeline
•
AWS plant – a wastewater treatment
recycling facility specifically designed to
treat and recycle water involved in the
hydraulic fracturing process in the
Marcellus Shale area
•
34 TFI treatment facilities – process UMO
into RFO
•
56 liquid waste
disposal wells
•
Solid waste
landfill
•
Liquid and solid
waste
Disposal Recycling Treatment Collection Delivery

•
Fresh water to
drilling sites for
hydraulic fracturing
•
Drilling mud
•
Water procurement
•
E&P liquid waste
from fracking
•
E&P liquid waste
from ongoing
production
•
E&P solid waste
•
Used oil filters
•
Anti-freeze
•
Used motor oil into
Reprocessed Fuel Oil
•
Oily waste water
•
Used oil filters
•
Anti-freeze
•
E&P flowback water

Nuverra Today

Long-term secular tailwinds
– Domestic energy renaissance
– Increasing focus on health, safety and environment
– Stricter regulatory environment
– Need for national service provider
Focus on Shale Solutions
– Planned Divestiture of TFI
Transition to full cycle environmental solutions
– Landfill
– Water recycling
– Solid waste treatment
Financial Discipline
– Divesting non-core assets
– New divisional structure reduces financial and operational risk and complexity
– Capital discipline
– Focus on return on capital

Key Near-Term Priorities

Sale of TFI
–
Engaged investment banking firm
–
Expected to close in late Q1/ early Q2
–
Increases company’s financial flexibility
Flexible Capital Structure
–
Evaluating various credit facilities/senior debt structures to maximize flexibility and optionality
Operational Improvements in Certain Basins
Focus on Disposal, Treatment and Recycling Solutions
–
ND landfill volumes increasing as more customers receiving internal approvals
–
Expect to conduct our first H2O Forward frac during the first quarter of 2014
–
Exploring solid waste treatment options

2014 Industry Outlook

Increased Year-on-Year Activity
–
Increasing 2014 E&P capital budgets
–
Third-party forecasts projecting increased activity
–
Recent equity/debt capital raises - $11.5B in capital raised in 2H:2013 by 22 E&P companies
Continued shift to “manufacturing” of oil and gas assets
–
More pad drilling
–
More frac stages and longer laterals
–
Fewer days to production
Increased focus on environmental issues
–
Water sourcing and disposal
–
Solid waste disposal
Natural gas plays continue to remain challenged
–
Pockets of activity due to lower cost structure

Expanding Our Service Offerings
Disposal Recycling Treatment Collection Delivery

Bakken Landfill Acquisition
•
Key component of Nuverra strategy to provide closed-loop
environmental solutions – liquids and solids
•
Operations started in August and volumes have ramped up as
operators have received requisite internal approval
Disposal
Treatment & Recycling
Halliburton H20 Forward Service
•
Allows E&P operators to treat and re-use flowback and produced water
•
Nuverra will provide surface environmental solutions, including logistics and treatment
•
Permits approved by state, anticipate first frac in Q1:2014
SM

EERC
Energy & Environmental Research Center®
Putting Research into Practice

HALLIBURTON

Nuverra
Environmental Solutions

Delivering Environmental Solutions with
Science & Engineering

•
•
•
•
•
Partnered with premier technology provider to oil
and gas companies to provide a recycled water
solution
•
Halliburton H20 Forward allows E&P operators
to treat and re-use flowback and produced water in
fracking operations, reducing the overall use of
fresh water
Formed a JV with EERC to identify alternatives
for managing solid waste cuttings
Third-party scientific support
Vast experience in the oil and gas industry
JV will bolster Company’s efforts to develop
solids treatment solutions and identify potential
beneficial uses of solid waste byproducts
SM

Summary Pro Forma Combined Financial Data

Note: Figures above are pro forma for TFI and Power Fuels transactions.
(1)  Adjusted EBITDA Less Capex.
Despite industry challenges in 2013, NES generated free cash flow and paid down debt - $32.5mm YTD revolver paydown
Year to-date 2013, the Company has generated $76.4mm of operating cash flow
Revenue Adjusted EBITDA
Cash Capital Expenditures Unlevered Free Cash Flow
$153
$248
$548
$730
$654
$100
$200
$300
$400
$500
$600
$700
$800
2009 2010 2011 2012 LTM Sept '13
$37
$76
$173
$209
$122
$0
$50
$100
$150
$200
$250
2009 2010 2011 2012 LTM Sept '13
$35
$55
$240
$129
$48
$0
$50
$100
$150
$200
$250
$300
2009 2010 2011 2012 LTM Sept '13
$2
$21
-$67
$80
$74
-$80
-$60
-$40
-$20
$0
$20
$40
$60
$80
$100
2009 2010 2011 2012 LTM Sept '13
1
$0

Nuverra
Environmental Solutions

Nuverra
Environmental Solutions

Appendix

Pro Forma Combined Adjusted EBITDA
Reconciliation (Unaudited)

Twelve Months Ended,
December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012  September 30, 2013
($Millions)
Net income (loss) from continuing operations (3.7) $                            31.2 $                           92.1 $                           100.0 $                         (210.1) $
Depreciation 12.5 19.7 49.2 82.3 88.2
Amortization 5.1 6.0 8.9 16.6 28.7
Interest expense (income) 7.3 9.1 18.1 34.7 51.8
Income tax (benefit) (0.4) (3.1) 1.6 (57.7) (104.1)
EBITDA from continuing operations 20.8 $                           62.9 $                           169.9 $                         175.9 $                         (145.4) $
Transaction & integration 0.3 $                             2.1 $                             2.6 $                             9.2 $                             5.7 $
A/R reserve accrual - - - 4.4 -
Environmental accrual - - - 1.7 2.8
Loss on disposal of assets/asset impairment - - - 8.6 212.6
Stock-based compensation 2.1 0.9 2.1 3.6 4.5
Legal Fees and Settlement - - - - 21.1
Other 13.4 10.4 (1.2) 6.0 20.8
Adjusted EBITDA from continuing operations 36.6 $                           76.4 $                           173.4 $                         209.4 $                         122.1 $